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                                DLJ MUTUAL FUNDS
      SUPPLEMENT DATED DECEMBER 1, 2000 TO PROSPECTUS DATED AUGUST 1, 2000

1) On November 3, 2000, the acquisition of Donaldson, Lufkin & Jenrette, Inc. ('DLJ'), the indirect parent of DLJ Asset Management Group, Inc. ('DLJAM'), by Credit Suisse Group ('Credit Suisse') was completed (the 'Acquisition'). Following the Acquisition, Credit Suisse Asset Management, LLC ('CSAM') commenced serving as Adviser of the DLJ Mutual Funds pursuant to an Interim Investment Advisory Agreement. Except as set forth in the supplement dated October 31, 2000 to the prospectus dated August 3, 2000, the investment personnel involved in the management of the Funds has not changed.

2) Effective November 1, 2000, upon the termination of AXA Investor Managers
GS Ltd. ('AXA') as subadviser of the DLJ Developing Markets Fund and DLJ International Equity Fund (the 'International Funds'), the Adviser became solely responsible for investment management of the International Funds. The investment objective of each Fund has remained unchanged. However, the Adviser's strategies in achieving the International Funds' investment objectives have been amended and are referenced below:

THE DLJ DEVELOPING MARKETS FUND

The Developing Markets Fund's investment objective is to provide long-term growth of capital by primarily investing in common stocks and other equity securities of companies from developing countries. The Fund will continue to seek to achieve this objective by investing in countries included in the Morgan Stanley Capital Index ('MSCI') Emerging Markets Free index. The Fund's investment approach is to seek to minimize country and sector risk by maintaining country and sector neutrality, with weightings close to those of the MSCI Emerging Markets Free index. Previously, the Fund identified specific countries and then industries within those countries for investment purposes and then used fundamental analysis to select particular equity securities.

THE DLJ INTERNATIONAL EQUITY FUND

The DLJ International Equity Fund's investment objective is long-term growth of capital. The Fund seeks to achieve this objective by focusing on stock selection based primarily on the recommendations of CSFB International Equity Research. The Fund will continue to invest in the developed countries of Europe, Australia and the Far East ('EAFE'), using disciplined, quantitative methods in its attempt to minimize country, industry and financial risks. The Fund is now considered country and sector neutral and will seek to maintain its weightings close to those of the MSCI EAFE Index. Previously, the Adviser employed a top-down approach to select particular countries, industries and stocks.